STOCK OPTION AGREEMENT


           This Stock Option Agreement (the "Option Agreement") dated as of May 8, 2000, provides for the grant of stock options by VICORP Restaurants, Inc., a Colorado corporation (the
"Company"), to Joseph F. Trungale, an employee of the Company
(the "Optionee").

           The Company has determined that the Optionee is to be granted options to buy shares of the Company's common stock, par value $.05 per share ("Common Stock"), on the terms and subject to the conditions hereinafter provided.

          I.   NUMBER OF SHARES, OPTION PRICE, AND VESTING.
               -------------------------------------------

          A. The Company hereby grants to the Optionee non-qualified options (the "Options") to purchase 100,000 shares of Common Stock for the exercise price of $20.00 per share. The Optionee shall not have any rights as a shareholder with respect to the shares unless and until one or more certificates for such shares are delivered to him upon the exercise of one or more of the Options.

          B. The options shall vest and become exercisable according to the following schedule:

                    33,333 shares vest on May 8, 2000
                    33,333 shares vest on May 8, 2001
                    33,334 shares vest on May 8, 2002

          C. In the event that the outstanding shares of the Company's common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, through reorganization, merger, consolidation, liquidation, recapitalization, stock split up, or a combination of shares or dividends payable in stock of the class which is subject to this Option Agreement, appropriate adjustment in the number of shares subject to the Options shall be made so that the proportionate number of shares subject to the Options shall be maintained as before the occurrence of such event and an appropriate adjustment shall be made to the exercise price.

          D. Upon a change of control of the Company, all of the Options shall immediately vest and become exercisable in full. Change in control for purposes of this Agreement shall be deemed to have occurred if:

               1.    Any "person" (as such term is used in
     Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner, directly or indirectly, of securities of the Company representing greater than or equal to fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

               2. During any period of twelve (12) months, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; or

               3. A person (as defined in clause (1) above) acquires (or, during the twelve (12) month period ending on the date of the most recent acquisition by such person or group of persons, has acquired) gross assets of the Company that have an aggregate fair market value greater than or equal to over fifty percent (50%) of the fair market value of all of the gross assets of the Company immediately prior to such acquisition or acquisitions.

          E. Optionee acknowledges that the shares which are to be reserved for issuance upon the exercise of the Options are not at this time registered in accordance with applicable securities laws. The Company agrees that upon receipt of a written request by Optionee, it will, consistent with applicable securities laws and regulations, promptly prepare and file with the Securities and Exchange Commission an appropriate registration statement on Form S-8 and/or Form S-3, depending upon whether the Options have then been exercised (or any successor forms to such form subsequently promulgated by the Securities and Exchange Commission) pertaining to the shares covered by the Options and will use its reasonable good faith efforts to cause such registration statement to be declared effective as soon as practical thereafter. The Company will bear the expense to prepare and file such registration statement.

          II.  TERM.
               ----

          Each option granted shall expire ten years from the date of grant, unless canceled or terminated earlier in accordance with the terms of this Agreement.

          III.  EXERCISE OF OPTIONS.
                -------------------

          Only options which are vested may be exercised.

          IV.  MANNER OF EXERCISE.
               ------------------

          A. Notice to the Company: Each exercise of an option shall be made by the delivery by the Optionee of written notice of such election to the Corporation, either in person or by mail, stating the number of shares with respect to which the option is being exercised and specifying a date on which the shares will be taken and payment made therefor. The date shall be at least fifteen (15) days after the giving of such notice.

          B. Issuance of Stock: Subject to any law or regulation of the Securities and Exchange Commission or other body having jurisdiction requiring an action to be taken in connection with the shares specified in a notice of election before the shares can be delivered to the Optionee, on the date specified in the notice of election, the Company shall deliver, or cause to be delivered to the Optionee stock certificates for the number of shares with respect to which the option is being exercised, against payment therefor. In the event of any failure to take and pay, on the date stated, for the full number of shares specified in the notice of election, the option shall become inoperative only as to those shares which are not taken, but shall continue with respect to any remaining shares subject to the option as to which exercise has not yet been made.

          V.  ASSIGNMENT.
              ----------

          Any option granted under the Plan shall not be assigned, pledged, or hypothecated in any way, shall not be subject to execution, and shall not be transferable other than by will or the laws of descent and distribution. Any attempted assignment or other prohibited disposition shall be null and void.

          VI.  TERMINATION.
               -----------

          A. Termination Other Than At Death Or Disability: If the Optionee terminates his position as an Employee of the Corporation for any reason other than death or disability, any unexercised options (whether vested or unvested) shall be canceled three (3) months after the effective date of the Optionee's termination. No options shall vest subsequent to the date of termination of employment.

           B. Termination At Death Or Disability: In the event of the death of the Optionee, any option held by him at the time of his death shall be transferred as provided in his will or by the laws of descent and distribution, and may be exercised by such transferee at any time within twelve months after the date of death, to the extent the option is exercisable on the date of death, and provided it is exercised within the time prescribed in
Article II hereof. In the event of the disability of the Optionee, any option held by him may be exercised in whole or in part, by the Optionee or his personal representative at any time within twelve months after the date of disability, to the extent the option is exercisable on the date of disability, and provided that it is exercised within the time prescribed in Article II hereof. Disability and time of disability shall be determined by the Board.

          VII.   FAILURE TO ENFORCE NOT A WAIVER.
                 -------------------------------

          The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

          VIII.  SEVERABILITY.
                 ------------

          If any provision of this Option Agreement shall be held to be illegal, invalid, or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Option Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid, and enforceable, and if no such modification shall render it legal, valid, and enforceable, then this Option Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

          IX.    COMPLETE AGREEMENT.
                 ------------------

           This Option Agreement between Optionee and the Company embodies the complete agreement and understandings with respect to the subject matter hereof between the parties and supersede and preempt any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          X.    GOVERNING LAW.
                -------------

            This Option Agreement shall be governed by and construed according to the laws of the State of Colorado.

           IN WITNESS WHEREOF, the Company has executed this Option on the day and year first above-written.

                         VICORP Restaurants, Inc.
                         a Colorado corporation


                         By /s/ Charles R. Frederickson
                           ----------------------------
                         Charles R. Frederickson, Chairman


           The undersigned hereby accepts and agrees to all terms and provisions of the foregoing Option Agreement.


                         /s/ Joseph F. Trungale
                         ----------------------
                         Joseph F. Trungale, Optionee




This  is  Page  4  of  a 4-page Option Agreement  between  VICORP
Restaurants, Inc. and Joseph F. Trungale dated May 8, 2000.